UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 1, 2009
Global Traffic Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51838 (Commission File Number)	33-1117834 (IRS Employer Identification No.)

880 Third Avenue, 6th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)
(212) 896-1255
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
          On March 6, 2009, the registrant (“Global”) filed a Current Report on Form 8-K (the “Initial Report”) reporting that on March 1, 2009, it completed an acquisition of The Unique Broadcasting Company Limited (“Unique”). The acquisition was accomplished through the purchase of the entire share capital of Unique by Global Traffic Network (UK) Limited, Global’s wholly-owned subsidiary based in the United Kingdom, pursuant to a Share Purchase Agreement (the “Purchase Agreement”) dated February 1, 2009.
          As part of the Initial Report, Global indicated that it would file the financial statements of Unique for the periods specified in Rule 3-05(b) of Regulation S-X and the pro forma financial information required pursuant to Article 11 of Regulation S-X within the time allowed for such filings by Items 9.01(a)(4) and 9.01(b)(2), respectively, of this Form. This Current Report on Form 8-K/A (Amendment No. 1) (the “Amended Report”) amends the Initial Report to include such financial statements of Unique and such pro forma financial information.
Item 2.01. Entry into Material Definitive Agreement.
          The disclosures set forth under Item 2.01 of the Initial Report are incorporated by reference into Item 2.01 of this Amended Report. The financial statements of Unique for the periods specified in Rule 3-05(b) of Regulation S-X and the pro forma financial information required pursuant to Article 11 of Regulation S-X are contained under Items 9.01(a) and 9.01(b), respectively, of this Amended Report.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          The disclosures set forth under Item 5.02 of the Initial Report are incorporated by reference into Item 5.02 of this Amended Report.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     Filed herewith as Exhibit 99.3 are the audited financial statements of Unique as of March 31, 2008 and for the twelve month period then ended and unaudited interim financial statements of Unique as of December 31, 2008 and for the nine month periods ended December 31, 2008 and 2007.
     (b) Pro Forma Financial Information.
     Filed herewith as Exhibit 99.2 is the unaudited consolidated pro forma balance sheet of Global as of December 31, 2008 and the unaudited consolidated pro forma statements of income for the twelve month period ended June 30, 2008 and for the six month period ended December 31, 2008, presented to reflect the acquisition of Unique referred to in the Introductory Note and Item 2.01 above.
     (d) Exhibits.
2.1	Share Purchase Agreement dated February 1, 2009 by and among UBC Media Group plc, Global Traffic Network (UK) Limited and Global Traffic Network, Inc. (incorporated by reference to Exhibit 10.1 to Form 8-K filed February 3, 2009).

99.1	Press release dated March 2, 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed March 6, 2009).

99.2	Unaudited consolidated pro forma balance sheet of Global as of December 31, 2008 and unaudited consolidated pro forma statements of income for the twelve month period ended June 30, 2008 and for the six month period ended December 31, 2008.

99.3	Audited financial statements of Unique as of March 31, 2008 and for the twelve month period then ended, and unaudited interim financial statements of Unique as of December 31, 2008 and for the nine month periods ended December 31, 2008 and 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Traffic Network, Inc., a Nevada corporation
Date: May 15, 2009	By:	/s/ Scott E. Cody
Scott E. Cody, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.2	Unaudited consolidated pro forma balance sheet of Global as of December 31, 2008 and unaudited pro forma consolidated statements of income for the twelve month period ended June 30, 2008 and for the six month period ended December 31, 2008.

99.3	Audited financial statements of Unique as of March 31, 2008 and for the twelve month period then ended and unaudited interim financial statements of Unique as of December 31, 2008 and for the nine month period then ended.